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                                        File No. 333-28755, 811-05626
                                        Filed under Rule 497(e)


                    PROSPECTUS SUPPLEMENT

                    DATED OCTOBER 1, 1997



                      Supplement to the
            Prospectus dated October 1, 1997 for
  DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT
                           issued
          by Golden American Life Insurance Company
       (the "GoldenSelect PREMIUM PLUS Prospectuses")

                         __________


  This supplement should be retained with your Prospectus.







A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by Golden American Life Insurance Company. The
Fixed Interest Division is part of the Golden American
General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General
Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered through an Offering Brochure, dated October 1, 1997. When reading through the GoldenSelect PREMIUM PLUS Prospectus, the Fixed Interest Division should be counted among the various divisions available for the allocation of your premiums.
The Fixed Interest Division may not be available in some states. Some restrictions may apply.

More complete information relating to the Fixed Interest
Division is found in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed
Interest Division.












G3316 FID PREMIUM PLUS 10/97
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